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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





          Date of report (Date of earliest event reported): May 7, 2000


                               M.A. HANNA COMPANY
                               ------------------
               (Exact name of registrant as specified in charter)

                  Delaware                                    1-5222                               34-0232435
----------------------------------------------          ---------------------           ---------------------------------
(State or other jurisdiction of incorporation)          (Commission File No.)           (IRS Employer Identification No.)



          Suite 36-5000, 200 Public Square, Cleveland, Ohio 44114-2304
          ------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (216) 589-4000
                                                           --------------




                                       N/A
         ---------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)







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Item 5.  Other Events

         On May 7, 2000, M.A. Hanna Company, a Delaware corporation ("M.A. Hanna"), and The Geon Company, a Delaware corporation ("Geon"), executed an Agreement and Plan of Consolidation (the "Consolidation Agreement"), pursuant to which M.A. Hanna, Geon and a corporation to be formed under the laws of the State of Ohio will consolidate into a new Ohio corporation (the "Consolidation"). Pursuant to the Consolidation Agreement, upon effectiveness of the Consolidation, (i) each of the outstanding shares of common stock, par value $1.00 per share, of M.A. Hanna ("M.A. Hanna Shares"), other than M.A. Hanna Shares owned by Geon or any of M.A. Hanna's or Geon's subsidiaries, will be converted into the right to receive one fully paid and nonassessable common share ("Resulting Corporation Shares") of the corporation resulting from the Consolidation (the "Resulting Corporation") and (ii) each of the outstanding shares of common stock, par value $0.10 per share, of Geon ("Geon Shares"), other than Geon Shares owned by M.A. Hanna or any of M.A. Hanna's or Geon's subsidiaries, will be converted into the right to receive two fully paid and nonassessable Resulting Corporation Shares. Consummation of the Consolidation is subject to satisfaction or waiver by the parties of certain conditions, including receipt of regulatory approvals and approvals by the stockholders of M.A. Hanna and Geon.

Certain Information Concerning Participants
-------------------------------------------

         M.A. Hanna and certain other persons named below may be deemed to be participants in soliciting proxies of M.A. Hanna stockholders to approve the Consolidation. The participants in this solicitation may include the directors of M.A. Hanna (Phillip D. Ashkettle; Carol A. Cartwright; Wayne R. Embry; J. Trevor Eyton; Robert A. Garda; Gordon D. Harnett; David H Hoag; George D. Kirkham; David Baker Lewis; Marvin L. Mann; and Martin D. Walker) and the following executive officers of M.A. Hanna: Lani L. Beach; Michael S. Duffey, Peter B. Eckle; Jeffrey R. Gwinnell; Garth W. Henry; Thomas E. Lindsey; John S. Pyke, Jr.; Michael L. Rademacher; and Christopher R. Sachs. As of the date of this communication, none of the foregoing participants, individually or in the aggregate, beneficially own in excess of 1% of M.A. Hanna common stock except that Martin D. Walker beneficially owns approximately 2.2% of M.A. Hanna common stock.

Press Release
-------------

         On May 8, 2000, M.A. Hanna and Geon issued a joint press release announcing the execution of the Consolidation Agreement. The Consolidation Agreement and the press release are filed as exhibits hereto and are incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits.



            2.1 Agreement and Plan of Consolidation, dated as of May 7, 2000, by and between M.A. Hanna Company and The Geon Company.

            99.1              Text of Joint Press Release, dated May 8, 2000.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        M.A. HANNA COMPANY

                                        By: /s/  John S. Pyke, Jr.
                                            ------------------------------------
                                            Name:  John S. Pyke, Jr.
                                            Title: Vice President,
                                                   General Counsel and Secretary

Dated:  May 8, 2000


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                                  EXHIBIT INDEX




        Exhibit No.                                   Title
        -----------                                   -----



            2.1 Agreement and Plan of Consolidation, dated as of May 7, 2000, by and between M.A. Hanna Company and The Geon Company. The Company agrees to furnish supplementally a copy of any omitted schedules to the Commission upon request.


            99.1              Text of Joint Press Release, dated May 8, 2000.